Exhibit 10.1

EXECUTION VERSION

MEMC ELECTRONIC MATERIALS, INC.,
as the Borrower

THE LENDING INSTITUTIONS NAMED HEREIN,
as Lenders

and

PNC BANK, NATIONAL ASSOCIATION
as a Lender, the Swing Line Lender, the Issuing Bank,
and the Administrative Agent

_____________________________________

AMENDMENT NO. 4

dated as of

November 20, 2009,

to

REVOLVING CREDIT AGREEMENT

dated as of

July 21, 2005

_____________________________________

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (this “Amendment”) is entered into as of November 20, 2009, among the following:

(i)         MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (herein, together with its successors and assigns, the “Borrower”);

(ii)        the various Lenders (defined below) signatory hereto; and

(iii)       PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as a Lender, the Swing Line Lender, the Issuing Bank, and as the administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A.        The Borrower, the Lenders and the Administrative Agent entered into the Revolving Credit Agreement, dated as of July 21, 2005, as amended by Amendment No. 1, dated as of December 20, 2006, Amendment No. 2, dated as of March 8, 2007 and Amendment No. 3, dated as of April 20, 2007 (the “Credit Agreement”).

B.         The Borrower has informed the Administrative Agent and the Lenders that it intends to consummate the Sun Edison Acquisition (as hereinafter defined).

C.         In connection with the Sun Edison Acquisition, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to modify certain provisions thereof and to otherwise consent to the Sun Edison Acquisition.

D.        The Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement and to consent to the Sun Edison Acquisition in response to the Borrower’s request.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders agree as follows:

SECTION 1.  DEFINITIONS.  All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

SECTION 2.    OMNIBUS AMENDMENTS.  Effective on and as of the Amendment No. 4 Effective Date:

2.1              All references in the Credit Agreement and the exhibits thereto, the Notes and the Subsidiary Guaranty to “National City Bank, a national banking association,” “National City Bank,” “National City Bank of the Midwest” or “National City Bank of the Midwest, a national banking association” are deemed to be references to “PNC Bank, National Association.”

2.2              All references in the Credit Agreement to the defined terms “Additional Security Document,” “Collateral,” and “Security Documents” shall be deemed to be deleted.

SECTION 3.    AMENDMENTS.  The following amendments shall be effective on and as of the Amendment No. 4 Effective Date:

3.1              AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

(a)                The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof to read as follows:

     “Notwithstanding the foregoing, the Earnout Consideration shall not be considered Indebtedness.”

(b)               The definition of “Notice Office” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

            ““Notice Office” shall mean the office of the Administrative Agent at PNC Bank, National Association, 500 First Avenue, Pittsburgh, PA 15219, Attention: Rebecca Becker (facsimile: (412) 762-8672), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.”

(c)                The definition of “Payment Office” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

            ““Payment Office” shall mean the office of the Administrative Agent at PNC Bank, National Association, 500 First Avenue, Pittsburgh, PA 15219, Attention: Rebecca Becker (facsimile: (412) 762-8672), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.”

(d)               Clause (iii) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

            “(iii)     if as a result of an Acquisition, a Person becomes a Subsidiary of the Borrower, such Subsidiary shall be a Wholly-Owned Subsidiary and, if required by the Required Lenders, such Subsidiary, if a Domestic Subsidiary, shall join in the Subsidiary Guaranty;”

(e)                The definition of “Restricted Payment” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

             ““Restricted Payment” shall mean (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary (including, without limitation, any distributions by any joint ventures to any holders of its capital stock), or (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any subordinated Indebtedness; in each case other than such dividends, distributions or payments as the Borrower or any of its Subsidiaries may make to any Affiliate other than the TPG Investor Group; provided, however, that the Earnout Consideration shall be excluded from the definition of Restricted Payment.”

3.2              NEW DEFINITIONS.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

            ““Amendment No .4 Effective Date” shall mean November 20, 2009.”

            ““Earnout Consideration” shall have the meaning provided in the Sun Edison Merger Agreement.”

            ““Sierra Acquisition Sub” shall mean Sierra Acquisition Sub, LLC, a Delaware limited liability company.”

            ““Sun Edison” shall mean Sun Edison LLC, a Delaware limited liability company.”

            ““Sun Edison Acquisition” shall mean the acquisition of Sun Edison by the Borrower pursuant to the Sun Edison Merger Agreement.”

             ““Sun Edison Credit Facilities” shall mean, collectively, (i) the Second Amended and Restated Revolving Credit and Letter of Credit Agreement, dated as of September 24, 2008, by and among NVT, LLC, HSH Nordbank AG, New York Branch, as amended, (ii) the Revolving Credit Agreement, dated as of October 24, 2008, by and among Sun Edison NLB, LLC, Wilmington Trust, FSB and Norddeutsche Landesbank Girozentrale, New York Branch, as amended, and (iii) the Loan Agreement, dated as of July 31, 2007, by and between NVT, LLC and Wachovia Bank, NA.”

            ““Sun Edison Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of October 22, 2009, by and among the Borrower, Sierra Acquisition Sub, Sun Edison, Carlos Domenech, Peter J. Lee and Thomas Melone, as amended by the Amendment, dated as of November 11, 2009.”

3.3              AMENDMENT OF SECTION 9.2.  Section 9.2 is hereby amended by adding a new clause (i) to read as follows:

        “(i)           Sun Edison Acquisition.  The Borrower and Sierra Acquisition Sub shall be permitted to consummate the Sun Edison Acquisition in accordance with the terms of the Sun Edison Merger Agreement.”

3.4              AMENDMENT OF SECTION 9.3.  Section 9.3 of the Credit Agreement shall be amended by deleting the word “and” at the end of clause (e) thereof, deleting the period at the end of clause (f) thereof and replacing it with a semicolon and the word “and” and adding  a new clause (g) to read as follows:

        “(g)          Sun Edison Credit Facilities; Acquired Capitalized Lease Obligations; Other Capitalized Lease Obligations:  any Lien on any property or asset of Sun Edison and its Subsidiaries, provided that (A) such Lien secures Indebtedness permitted by section 9.4(k), section 9.4(l) or section 9.4(m) (B) such Lien was not created in contemplation of or in connection with the Sun Edison Acquisition or Sun Edison or any of its Subsidiaries becoming a Subsidiary of the Borrower, (C) such Lien shall not attach or apply to any other property or assets of Sun Edison or any of its Subsidiaries, and (D) such Lien shall secure only those obligations which it secures on the Amendment No. 4 Effective Date.”

3.5              AMENDMENT OF SECTION 9.4.  Section 9.4 of the Credit Agreement shall be amended by deleting the word “and” at the end of clause (i) thereof, deleting the period at the end of clause (j) thereof and replacing it with a semicolon and adding new clauses (k), (l) and (m) to read as follows:

        “(k)          Sun Edison Credit Facilities Debt:  Indebtedness of Sun Edison and its Subsidiaries incurred at any time and from time to time under the Sun Edison Credit Facilities as in effect on the Amendment No. 4 Effective Date, which facilities were not entered into in contemplation of the Sun Edison Acquisition;

        (l)             Acquired Capitalized Lease Obligations; other Capitalized Lease Obligations:  Capitalized Lease Obligations of Sun Edison or any Subsidiary of Sun Edison that is a non-recourse limited liability entity, in each case which Capital Lease Obligations were existing on the Amendment No. 4 Effective Date and were not created in contemplation of the Sun Edison Acquisition; and

        (m)           Other Capitalized Lease Obligations:  Capitalized Lease Obligations incurred by Sun Edison or any Subsidiary of Sun Edison subsequent to the Amendment No. 4 Effective Date in an amount not to exceed $100,000,000.”

3.6              AMENDMENT AND RESTATEMENT OF SECTION 9.5(j).  Section 9.5(j) of the Credit Agreement is hereby amended and restated to read as follows:

        “(j)           the Sun Edison Acquisition and any Acquisitions permitted by section 9.2; and loans, advances and investments of any Person which are outstanding at the time such Person becomes a Subsidiary of the Borrower as a result of the Sun Edison Acquisition or any Acquisition permitted by section 9.2, but not any increase in the amount thereof;”

3.7              AMENDMENT OF SECTION 9.9.  Section 9.9 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (ix) thereof, deleting the period at the end of clause (x) thereof and replacing it with a semicolon and the word “and” and adding new clause (xi) to read as follows:

            “(xi)  the Sun Edison Credit Facilities.”

3.8              AMENDMENT OF SECTION 12.3.  Section 12.3 of the Credit Agreement is hereby amended by restating clause (iii) and (iv) thereof to read as follows:

     “(iii)     if to the Administrative Agent, to PNC Bank, National Association, 500 First Avenue, Pittsburgh, PA 15219, Attention: Rebecca Becker (Telecopier No. 412-762-8672; Telephone No. 412-768-3944);

with a copy to PNC Bank, National Association, 629 Euclid Avenue, Loc 01-3034, Cleveland, Ohio  44114, Attention:  David Burns (Telecopier No. 216-222-7079; Telephone No. 216-222-3061);

and

Jones Day, 717 Texas Avenue, Suite 3300 Houston, TX  77002, Attention:  Cassandra G. Mott (Telecopier No. 832-239-3600; Telephone No. 832-239-3782);

(iv)           if to the Issuing Bank, to it at PNC Bank, National Association, 500 First Avenue, Pittsburgh, PA 15219, Attention: Rebecca Becker (Telecopier No. 412-762-8672; Telephone No. 412-768-3944);

with a copy to PNC Bank, National Association, 629 Euclid Avenue, Loc 01-3034, Cleveland, Ohio  44114, Attention:  David Burns (Telecopier No. 216-222-7079; Telephone No. 216-222-3061);

and

Jones Day, 717 Texas Avenue, Suite 3300 Houston, TX  77002, Attention:  Cassandra G. Mott (Telecopier No. 832-239-3600; Telephone No. 832-239-3782); and”

SECTION 4.  CONSENT.  Notwithstanding clauses (iv) and (v) of the definition of “Permitted Acquisition” contained in the Credit Agreement and Section 8.14 of the Credit Agreement, effective as of the Amendment No. 4 Effective Date, the Required Lenders, solely in connection with the Sun Edison Acquisition, hereby  (a) waive the delivery of the item specified in clause (v)(A) of such definition within the time period set forth therein, (b) waive the delivery of the item specified in clause (v)(B) of such definition, (c) waive the delivery of the items specified in Section 8.14 within the time period set forth therein, (d) consent to the Sun Edison Acquisition, and (e) waive the right to require Sun Edison or any of its Subsidiaries to become Subsidiary Guarantors pursuant to the definition of Permitted Acquisition or Section 8.11.  From and after the Amendment No. 4 Effective Date, the Sun Edison Acquisition shall be deemed a “Permitted Acquisition” for all purposes of the Credit Agreement.

SECTION 5.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants as follows:

5.1              AUTHORITY.  This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower and constitutes the valid and binding agreement of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.2              REPRESENTATIONS AND WARRANTIES.  After giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

5.3              NO CLAIMS.  No Credit Party has any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or other Credit Documents.

5.4              NO EVENT OF DEFAULT.  No Default or Event of Default exists.

SECTION 6.  CONDITIONS PRECEDENT.

This Amendment shall become effective on the Amendment No. 4 Effective Date so long as the following conditions shall have been satisfied:

6.1              EXECUTION AND DELIVERY.  This Amendment shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and counterparts hereof as so executed shall have been delivered to the Administrative Agent.  The Guarantor Acknowledgement attached hereto shall have been executed by the Subsidiary Guarantors and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

6.2              MERGER CERTIFICATE.  The Sun Edison Acquisition shall have been consummated substantially in accordance with the terms and conditions of the Sun Edison Merger Agreement as in effect on the date hereof;

6.3               MERGER CERTIFICATE.  The Administrative Agent shall have received a certificate from an Authorized Officer attaching a true, correct and complete file-stamped copy of the certificate of merger filed with the Delaware Secretary of State with respect to the merger contemplated by the Sun Edison Merger Agreement;

6.4              FEES AND EXPENSES.  The Borrower shall have paid all reasonable out-of-pocket fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Amendment; and

6.5              PROCEEDINGS AND DOCUMENTS.  All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

SECTION 7.  MISCELLANEOUS.

7.1              RATIFICATIONS; FULL FORCE AND EFFECT.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as specifically modified or amended by the terms of this Amendment, the Credit Agreement and the other Credit Documents and all provisions contained therein are, and will continue to be, in full force and effect and are hereby ratified and confirmed.

7.2              SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective permitted successors and assigns.

7.3              SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

7.4              REFERENCE TO CREDIT AGREEMENT.  The Credit Agreement and any and all other agreements, instruments or documents now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.5              EXPENSES.  The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof.

7.6              SEVERABILITY.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

7.7              APPLICABLE LAW.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.8              HEADINGS.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.9              ENTIRE AGREEMENT.  This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

7.10          COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to be one and the same instrument.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.

By:	/s/ Tim Oliver
Name: Tim Oliver
Title: Senior Vice President And Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION, Individually as a Lender and in its Capacity as the Administrative Agent

By:	/s/ Thomas S. Sherman
Name: Thomas S. Sherman
Title: SVP

SIGNATURE PAGE

TO AMENDMENT NO. 4

FOR MEMC ELECTRONIC MATERIALS, INC.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ William S. Rowe
Name: William S. Rowe
Title: Senior Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 4

FOR MEMC ELECTRONIC MATERIALS, INC.

FIFTH THIRD BANK (SOUTHERN INDIANA), as a Lender

By:	/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 4

FOR MEMC ELECTRONIC MATERIALS, INC.

GUARANTOR ACKNOWLEDGMENT

The undersigned each consents and agrees to and acknowledges the terms of the foregoing Amendment No. 4 to Credit Agreement, dated as of November 20, 2009 (the “Amendment”).  The undersigned each further agrees that its respective obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

The undersigned each hereby represents and warrants that there exists no claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or the Subsidiary Guaranty, as applicable, or any other Credit Document to which it is a party.

[Signatures follow.]

IN WITNESS WHEREOF, this Guarantor Acknowledgment has been duly executed and delivered as of the date of the Amendment.

MEMC HOLDINGS CORPORATION MEMC INTERNATIONAL, INC. MEMC PASADENA, INC.

By:	/s/ Bradley D. Kohn
Name:	Bradley D. Kohn
Title:	Secretary and Director